================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): February 22, 2005


                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

           Massachusetts              333-114018           04-2955061
   (State or other jurisdiction       (Commission        (IRS Employer
         of incorporation)           File Number)     Identification No.)


    31 Market Street, Ipswich, Massachusetts                 01938
    (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 22, 2005, the Company issued a press release announcing that its subsidiary, The First National Bank of Ipswich, had signed an agreement to acquire the Boston, Massachusetts, branch of Atlantic Bank of New York. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release dated February 22, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
                                              ----------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: February 22, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release dated February 22, 2005.